Exhibit 10.4
Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
AMENDMENT NO. 8

TO

AMERICA WEST CO-BRANDED CARD AGREEMENT
THIS AMENDMENT NO. 8 TO AMERICA WEST CO-BRANDED CARD AGREEMENT (“Amendment No. 8”) is dated September 17, 2009 (“Effective Date”), by and between US AIRWAYS GROUP, INC., a Delaware corporation (“US Airways Group”), and BARCLAYS BANK DELAWARE formerly known as JUNIPER BANK (“Juniper Bank”).
RECITALS
WHEREAS, America West Airlines, Inc. (“America West”) and Juniper Bank are parties to that certain America West Co-Branded Card Agreement, dated January 25, 2005 (the “Original Agreement”);
WHEREAS, US Airways Group merged with America West’s parent company, America West Holdings Corporation, and America West assigned its rights and obligations under the Original Agreement to US Airways Group pursuant to that certain Assignment and First Amendment to America West Co-Branded Card Agreement, dated August 8, 2005 (the “First Amendment”), as amended by that certain Amendment No. 2 to America West Co-Branded Card Agreement, dated September 26, 2005 (the “Second Amendment”), as amended by that certain Amendment No. 3 to America West Co-Branded Card Agreement, dated December 29, 2006 (the “Third Amendment”), as amended by that certain Amendment No. 4 to America West Co-Branded Card Agreement, dated December 5, 2007, (the “Fourth Amendment”), as amended by that certain Amendment No. 5 to America West Co-Branded Card Agreement, dated August 28, 2008 (the “Fifth Amendment”), as amended by that certain Amendment No. 6 to America West Co-Branded Card Agreement, dated October 17, 2008 (the “Sixth Amendment”) and as amended by that certain Amendment No. 7 to the to America West Co-Branded Card Agreement, dated February 17, 2009 (the “Seventh Amendment” and together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and the Original Agreement, the “Agreement”); and
WHEREAS, US Airways Group and Juniper Bank agree to amend and modify certain terms of the Agreement to optimize the Administrative Fee.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
1. Definitions. All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Agreement.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
2. Amendment.
a.	Section 1 of the Agreement is amended by adding the following definitions in the appropriate alphabetical order:
““Juniper Bank Portfolio” means Accounts with Cards bearing US Airways Marks other than Accounts *****.
“***** Accounts” means Accounts for which*****.
“***** Accounts” means Accounts for which *****.
“***** Percentage” shall have the meaning set forth in Section 4.2.2 (b).”
b.	Section 4.2.2 of the Agreement is deleted in its entirety and replaced with the following:
“4.2.2. Fees.
(a) For each Mile awarded to a Cardholder hereunder Juniper Bank shall pay US Airways Group (i)_a ***** fee equal to ***** for each Base, Bonus or Adjustment Mile awarded by Juniper Bank to an Account (the “***** Fee”); and (ii) a fee for the use of US Airways’ Marks, marketing channels, marketing support, administrative support and brand equity (the “***** Fee”). The ***** Fee shall be paid as set forth below.
(b) On and after *****, the ***** Fee for Miles awarded for purchases shall be determined based on the ***** as compared to the *****, as established by Juniper Bank as follows:
(i) on or before ***** and ***** of each year during the remaining term of this Agreement, Juniper Bank shall, based on the then current *****, establish and advise US Airways Group of the percentage of ***** Accounts as compared to the total number of Accounts that have activity during such period rounded to the nearest even percentage (the “***** Percentage”) to be utilized for the ***** period beginning that ***** or ***** as applicable.
(ii) the ***** Fee for each category of Miles will be determined by ***** Percentage as set forth on the appropriate chart set forth on Exhibit G.
(iii) each month Juniper Bank will calculate the total number of Miles awarded in each category of Miles awarded for purchases (e.g., Base, Bonus and Adjustment Miles) on all Cards bearing US Airways Marks.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
(iv) Juniper Bank will apply the ***** Percentage established in (i) above to the number of Miles awarded in each category of Miles to determine the number of Miles awarded to a ***** Account and thus subject to the applicable ***** Fee (as set forth below) and the number of Miles awarded to a ***** Account and thus subject to the applicable ***** Fee (as set forth below).
(c) From ***** Juniper Bank shall pay US Airways Group for all Accounts except the Accounts ***** as follows:
(i) the ***** Fee for each Base, Bonus or Adjustment Mile awarded by Juniper Bank for Net New Purchase Transactions; and
(ii) the ***** Fee as follows:
1) For each ***** of Net New Purchase Transactions on Cards bearing US Airways Marks in which Affinity Cardholders earn ***** Mile per *****, a fee of *****;
2) For every ***** of Net New Purchase Transactions on Cards bearing US Airways Marks in which Cardholders earn ***** Mile per *****, a fee of *****;
3) For each Bonus or Adjustment Mile awarded by Juniper Bank on a Card bearing US Airways Marks, a fee of *****.
(d) As of ***** Juniper Bank shall pay US Airways Group for all Accounts except the Accounts ***** as follows:
(i) the ***** Fee for each Base, Bonus or Adjustment Mile awarded by Juniper Bank for Net New Purchase Transactions; and
(ii) the ***** Fee (as determined in Sub-section (b) above) as follows:
1) For each Base Mile awarded for Net New Purchase Transactions to ***** Accounts, ***** Fee of *****.
2) For each Base Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee based on the then applicable ***** Percentage as set forth on Exhibit G, Chart 1.
3) For each Bonus or Adjustment Mile awarded to ***** for Net New Purchase Transactions, ***** Fee of *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
4) For each Bonus or Adjustment Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee based on the then applicable ***** Percentage as set forth on Exhibit G, Chart 2.
5) To the extent that Juniper Bank awards Bonus Miles other than in connection with Net New Purchases, Juniper Bank shall pay ***** Fee to US Airways Group equal to ***** for each such Bonus Mile.
(e) As of ***** Juniper Bank shall pay US Airways Group for all Accounts except the Accounts ***** as follows:
(i) the ***** Fee for each Base, Bonus or Adjustment Mile awarded by Juniper Bank for Net New Purchase Transactions; and
(ii) the ***** Fee (as determined in Sub-section (b) above) as follows:
1) For each Base Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee of *****.
2) For each Base Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee based on the then applicable ***** Percentage as set forth on Exhibit G, Chart 1.
3) For each Bonus or Adjustment Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee of *****.
4) For each Bonus or Adjustment Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee based on the then applicable ***** Percentage as set forth on Exhibit G, Chart 3.
5) To the extent that Juniper Bank awards Bonus Miles other than in connection with Net New Purchases, Juniper Bank shall pay ***** Fee to US Airways Group equal to ***** for each such Bonus Mile.
(f) As of ***** Juniper Bank shall pay US Airways Group for Accounts ***** only as follows:
(i) the ***** Fee for each Base, Bonus or Adjustment Mile awarded by Juniper Bank for Net New Purchase Transactions; and
(ii) the ***** Fee (as determined in Sub-section (b) above) as follows:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
1) For each Base, Bonus or Adjustment Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee of *****.
2) For each Base, Bonus or Adjustment Mile awarded to ***** Accounts for Net New Purchase Transactions, ***** Fee based on the then applicable ***** Percentage as set forth in Exhibit G, Chart 4.
3) To the extent that Juniper Bank awards Bonus Miles as incentives for *****, Juniper Bank shall pay ***** Fee to US Airways Group equal to ***** for each such Bonus Mile awarded to such *****.
4) To the extent that Juniper Bank awards Bonus Miles other than in connection with Net New Purchases, Juniper Bank shall pay ***** Fee to US Airways Group equal to ***** for each such Bonus Mile.
(g) As of ***** Juniper Bank shall pay US Airways Group for Accounts ***** only the fees as set forth in Sub-section (e) above.
(h) In the absence of a determination by Juniper Bank of the ***** Percentage, the applicable ***** Fees shall be the ***** Fees and/or ***** Percentage applied *****.
(i) To the extent the rate of ***** Accounts is*****, Juniper Bank shall supplement the charts to account for the additional ***** Percentages.
(j) In addition, US Airways Group will award Base and Bonus Miles as follows:
•	US Airways Group shall award Base Miles as set forth in Exhibit A and Exhibit B attached hereto.
•
US Airways Group will from time to time award Bonus Miles to Accounts. Bonus Miles will be awarded as agreed from time to time by the parties for, by way of example only and not limitation, rewards to Customers when they open Accounts, rewards to Affinity Cardholders for engaging in certain categories of transactions as the parties may agree, including, but not limited to, the use of an Account to purchase US Airways Group tickets. Bonus Miles shall be in addition to Base Miles awarded per Net New Purchase Transactions.”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
(c) Section 14.1 of the Agreement is deleted in its entirety and replaced with the following:
“14.1 Pre-Purchase of Miles. Juniper Bank will pre-purchase Miles in an amount totaling two hundred million dollars ($200,000,000.00) (together with pre-purchased miles otherwise acquired hereunder, the “Pre-Purchased Miles”) and wire such funds to an escrow account held by Citi upon notice (the “Pre-Purchase Date”). The funds will be released upon the satisfaction of the following conditions (“Closing Conditions”): (i) receipt of requisite lenders consent under the Citi Loan; (ii) completion of the issuance of additional equity by US Airways Group in the amount of one hundred seventy-nine million dollars ($179,000,000), which was completed in August 2008; (iii) completion of the refinancing of a portion of the Citi Loan provided by General Electric and others resulting in, among other things, a prepayment of the Citi Loan in a minimum amount of four hundred million dollars ($400,000,000) and the lowering of the unrestricted cash covenant to eight hundred fifty million dollars ($850,000,000); (iv) receipt of a firm commitment for two hundred million dollars ($200,000,000) of new liquidity from Airbus to be funded at the Effective Time; and (v) US Airways Group has $1.0 billion in Unrestricted Cash (inclusive of the funds to be realized pursuant to the Liquidity Program but exclusive of the funds to be provided by Juniper Bank) above the minimum unrestricted cash covenant in the Citi Loan Amendment. For purposes of this Section 14.1, Unrestricted Cash shall include Collateral posted by US Airways Group with its fuel hedge counterparties. The price for each Pre-Purchased Mile shall be ***** that being the combination of the ***** Fee and the ***** Fee per Mile for Net New Purchase Transactions. If the Closing Conditions are not satisfied on or before *****, the funds in the escrow account shall be promptly returned to Juniper Bank.”
(d) The Agreement is amended by adding a new Exhibit G to the Agreement attached to this Amendment No. 8.
3. Effectiveness. This Amendment No. 8 shall be effective on the Effective Date.
4. Effect. Except as set forth in this Amendment No. 8, the Agreement shall remain in full force and effect and each of US Airways Group and Juniper Bank hereby restates and affirms all of the terms and provisions of the Agreement. If any conflict exists between the terms and provisions of the Agreement and this Amendment No. 8 the terms and provisions of this Amendment No. 8 will govern and control.
5. Entire Agreement. The Agreement, as amended by this Amendment No. 8, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.
6. Counterparts. This Amendment No. 8 may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
one and the same instrument. Delivery of an executed counterpart signature page by facsimile shall be effective as a manually executed signature page.
IN WITNESS WHEREOF, Juniper Bank and US Airways Group have executed and delivered this Amendment No. 8 as of the date first written above.

US AIRWAYS GROUP, INC.		BARCLAYS BANK DELAWARE
Formerly known as
JUNIPER BANK

By:	/s/ Stephen L. Johnson	By:	/s/ Lloyd M. Wirshba

	Stephen L. Johnson		Lloyd M. Wirshba
	Title: Executive Vice President — Corporate		Title: CEO

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

CONFIDENTIAL	EXECUTION COPY
EXHIBIT G
***** FEE TABLES

Chart 1 *****

Chart 2 *****

Chart 3 *****

Chart 4 *****